FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 8, 2004

                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)

                           Nevada 000-27917 65-0729900

                 (State or other (Commission File (IRS Employer
                  jurisdiction of) Number) Identification No.)



                              14860 Montfort Drive

                                    Suite 210

                               Dallas, Texas 75254

                    (Address of principal executive offices)

                                  972 386 3372

                           (Issuer's telephone number)


          (Former name or former address, if changed since last report)

                                        1


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

IPVoice Communications, Inc. entered into a Stock Purchase Agreement with Digital Computer Integration Corp., under which IPVoice acquired 51% of Digital Computer Integration Corp. as described in the Stock Purchase Agreement.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

NOT APLLICABLE

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable

ITEM 5. OTHER EVENTS

Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Stock Purchase Agreement

                                        2

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SIGNATURE

/s/ Philip Verges
-----------------
Philip Verges
CEO
IPVoice Communications Inc.